UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 27, 2008

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd, Suite 955

Plano, TX  75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 27, 2008, the Board of Directors of TGC Industries, Inc.  (the “Company”) approved an amendment to Sec. 2:2 Annual Meetings of the Company’s Bylaws, pursuant to Article 7.c. of the Company’s Articles of Incorporation (as amended) and Section 8.11 of the Company’s Bylaws which permit the Bylaws to be amended by the Board of Directors.  Sec. 2:2 was amended to provide flexibility regarding the date of the Company’s annual meeting of shareholders.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws (as amended May 27, 2008), a copy of which is being filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                        Exhibits.

3.1	Amended and Restated Bylaws (as amended May 27, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: May 27, 2008	By:	/s/ WAYNE A. WHITENER
Wayne A. Whitener
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws (as amended May 27, 2008).